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                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     Between


                                   AMNEX, INC.

                                       and


                   SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.

                         ------------------------------




                         Dated as of September 19, 1996


                         ------------------------------





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                                       -1-

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I    PURCHASE AND SALE OF PREFERRED SHARES.........................-1-
       1.1   Purchase and Sale.............................................-1-
       1.2   Purchase Price................................................-2-
       1.3   The Closings..................................................-2-
             (a)     The Series G Closings.................................-2-
             (b)     The Series H Closing..................................-3-
             (c)     The Series I Closing..................................-4-
             (d)     The Series J Closing..................................-4-

ARTICLE II   REPRESENTATIONS AND WARRANTIES................................-5-
       2.1   Representations, Warranties and Agreements of the
             Company.......................................................-5-
             (a)     Organization and Qualification........................-5-
             (b)     Authorization; Enforcement............................-5-
             (c)     Capitalization........................................-6-
             (d)     Issuance of Shares....................................-6-
             (e)     No Conflicts..........................................-6-
             (f)     Consents and Approvals................................-7-
             (g)     Litigation; Proceedings...............................-7-
             (h)     No Default or Violation...............................-8-
             (i)     Intentionally Omitted.................................-8-
             (j)     Disclosure Materials..................................-8-
             (k)     Private Offering......................................-8-
             (l)     SEC Documents.........................................-8-
             (m)     Seniority.............................................-9-
       2.2   Representations and Warranties of the Purchaser...............-9-
             (a)     Organization; Authority...............................-9-
             (b)     Investment Intent.....................................-9-
             (c)     Purchaser Status......................................-9-
             (d)     Experience of Purchaser...............................-9-
             (e)     Ability of Purchaser to Bear Risk of
                     Investment............................................-10-
             (f)     Prohibited Transactions...............................-10-
             (g)     Access to Information.................................-10-
             (h)     Non-Broker-Dealer Status..............................-10-
             (i)     Reliance..............................................-10-

ARTICLE III  OTHER AGREEMENTS OF THE PARTIES...............................-10-
       3.1           Transfer Restrictions.................................-10-

       3.2           Stop Transfer Instruction.............................-11-
       3.3           Furnishing of Information.............................-11-
       3.4           Notice of Certain Events..............................-12-
       3.5           Copies and Use of Disclosure Materials................-12-
       3.6           Blue Sky Laws.........................................-12-
       3.7           Solicitation Materials................................-12-
       3.8           Subsequent Financial Statements.......................-12-
       3.9           Certain Agreements....................................-13-
       3.10          Purchaser Ownership of Common Stock...................-14-
       3.11          Listing of Underlying Shares..........................-14-
       3.12          Conversion Procedures.................................-15-
       3.13          Purchaser's Rights if Trading in Common Stock is
                     Suspended.............................................-15-
       3.14          No Violation of Applicable Law........................-15-
       3.15          Repurchase or Redemption Restrictions.................-15-
       3.16          Piggyback Registration Rights.........................-15-
       3.17          Notice of Breaches....................................-16-
       3.18          Confidentiality.......................................-16-

ARTICLE IV  CONDITIONS.....................................................-17-
       4.1(a)        Conditions Precedent to the Obligation of the
                     Company to Sell the Series G Shares...................-17-
                     (i)     Accuracy of the Purchaser's Representations
                             and Warranties................................-17-
                     (ii)    Performance by the Purchaser..................-17-
                     (iii)   No Injunction.................................-17-
                     (iv)    Required Approvals............................-17-
       (b)           Conditions Precedent to the Obligation of the
                     Purchaser to Purchase the Series G Shares.............-17-
                     (i)     Accuracy of the Company's Representations
                             and Warranties................................-17-
                     (ii)    Performance by the Company....................-17-
                     (iii)   No Injunction.................................-18-
                     (iv)    Adverse Changes...............................-18-
                     (v)     No Suspensions of Trading in Common Stock.....-18-
                     (vi)    Listing of Common Stock.......................-18-
                     (vii)   Legal Opinions................................-18-
                     (viii)  Required Approvals............................-18-
                     (ix)    Shares of Common Stock........................-18-
                     (x)     Delivery of Stock Certificates................-18-
                     (xi)    Registration Rights Agreement.................-18-
                     (xii)   Warrant.......................................-19-

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                                      -ii-

                     (xiii)  Underlying Shares Registration Statement......-19-
                     (xiv)   Certificate of Amendment......................-19-
                     (xv)    Company Certificates..........................-19-
       4.2(a)        Conditions Precedent to the Obligation of the
                     Company to Sell the Series H Shares, the Series I
                     Shares or the Series J Shares.........................-19-
                     (i)     Series G Closing..............................-19-
                     (ii)    Accuracy of the Purchaser's Representations
                             and Warranties................................-19-
                     (iii)   Performance by the Purchaser..................-20-
                     (iv)    No Injunction.................................-20-
                     (v)     Required Approvals............................-20-
       (b)           Conditions Precedent to the Obligation of the
                     Purchaser to Purchase the Series H Shares, the
                     Series I Shares or the Series J Shares................-20-
                     (i)     Series G Closing..............................-20-
                     (ii)    Accuracy of the Company's Representations
                             and Warranties................................-20-
                     (iii)   Performance by the Company....................-20-
                     (iv)    Underlying Shares Registration Statements.....-20-
                     (v)     No Injunction.................................-21-
                     (vi)    Adverse Changes...............................-21-
                     (vii)   Trading Volume................................-21-
                     (viii)  Litigation....................................-21-
                     (ix)    Management....................................-21-
                     (x)     No Suspensions of Trading in Common Stock.....-21-
                     (xi)    Listing of Common Stock.......................-22-
                     (xii)   Legal Opinions................................-22-
                     (xiii)  Required Approvals............................-22-
                     (xiv)   Shares of Common Stock........................-22-
                     (xv)    Delivery of Stock Certificates................-22-

ARTICLE V   TERMINATION....................................................-22-
       5.1           Termination by Mutual Consent.........................-22-
       5.2           Termination by the Company............................-23-
       5.3           Termination by the Purchaser..........................-23-

ARTICLE VI  MISCELLANEOUS..................................................-24-
       6.1           Fees and Expenses.....................................-24-
       6.2           Entire Agreement; Amendments..........................-25-
       6.3           Notices...............................................-25-
       6.4           Amendments; Waivers...................................-26-

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                                      -iii-

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       6.5           Headings..............................................-26-
       6.6           Successors and Assigns................................-26-
       6.7           No Third-Party Beneficiaries..........................-26-
       6.8           Governing Law.........................................-27-
       6.9           Survival..............................................-27-
       6.10          Execution.............................................-27-
       6.11          Publicity.............................................-27-
       6.12          Severability..........................................-27-
       6.13          Delivery of W-8.......................................-27-


Exhibit A            -      Series G Terms
Exhibit B            -      Registration Rights Agreement
Exhibit C            -      Conversion Procedures
Exhibit D(1)         -      Form of Outside Counsel Legal Opinion
Exhibit D(2)         -      Form of Inhouse Counsel Legal Opinion
Exhibit E(1)         -      Form of Warrant
Exhibit E(2)         -      Form of Warrant



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                                      -iv-

       CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of September 19, 1996, between Southbrook International Investments, Ltd., a corporation organized and existing under the laws of the British Virgin Islands (the "Purchaser"), and Amnex, Inc., a corporation organized and existing under the laws of New York (the "Company").

       WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire shares of the Company's Series G Convertible Preferred Stock, par value $.001 per share (the "Series G Preferred"), the Company's Series H Convertible Preferred Stock, par value $.001 per share (the "Series H Preferred"), the Company's Series I Convertible Preferred Stock, par value $.001 per share (the "Series I Preferred") and the Company's Series J Convertible Preferred Stock, par value $.001 per share (the "Series J Preferred").

       IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:


                                    ARTICLE I

                      PURCHASE AND SALE OF PREFERRED SHARES

       1.1 Purchase and Sale. (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase (a) an aggregate of up to 125,000 shares of Series G Preferred (collectively, the "Series G Shares"); (b) an aggregate of up to 125,000 shares of Series H Preferred (collectively, the "Series H Shares"; (c) an aggregate of up to 125,000 shares of Series I Preferred (collectively, the "Series I Shares"); and (d) an aggregate of up to 125,000 shares of the Series J Preferred (collectively, the "Series J Shares"). The Series G Shares, the Series H Shares, the Series I Shares, and the Series J Shares are collectively referred to as the "Shares." Notwithstanding anything to the contrary set forth in this Agreement, the Company shall have no obligation to sell Series G Shares, other than in accordance with Section 1.3(a), Series H Shares, Series I Shares or Series J Shares.


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




                 (b) The Series G Preferred shall have the respective rights, preferences and privileges set forth in Exhibit A attached hereto (the "Series G Terms"), which shall be incorporated into a Certificate of Amendment to be approved by the Purchaser and filed by the Company with the Secretary of State of New York (the "Series G Amendment"). The Series H Preferred, the Series I Preferred and the Series J Preferred shall have respective rights, preferences and privileges identical to the Series G Terms as set forth in Exhibit A, mutatis mutandis, except that the Conversion Price for conversion of such Shares shall be the lesser of the Market Price at the Original Issue Date of such Shares or the percentage of the Market Price at the Conversion Date of such Shares determined by reference to the following schedule:


       Market Capitalization                       Percentage of Market Price


       $40,000,000 - $89,329,999                              80%
       $89,330,000 - $95,142,999                              82.5%
       $95,143,000 - $134,329,999                             84%
       $134,330,000 or more                                   85%


       The Series H Shares, the Series I Shares and the Series J Shares shall be authorized pursuant to one or more certificates of amendment to the Company's Certificate of Incorporation to be prepared by the Company, subject to the approval of the Purchaser, and filed by the Secretary of State of New York (such certificates of amendment, together with the Series G Amendment, are referred to as the "Certificates of Amendment").

       For purposes of this Agreement, "Conversion Price," "Original Issue Date," "Conversion Date" "Trading Day" and "Per Share Market Value" shall have the meanings set forth in the Series G Terms; "Market Capitalization" shall mean the product of the Outstanding Shares at the Original Issue Date of the particular series of Shares being issued and with respect to which the computation is being made, multiplied by the average Per Share

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                                       -2-

Market Value for the twenty (20) Trading Days immediately preceding the Original Issue Date of the particular series of Shares being issued; "Outstanding Shares" shall mean 24,000,000 plus the number of shares of common stock, $.001 par value, of the Company ("Common Stock") theretofore issued to the Purchaser or into which Shares theretofore issued to the Purchaser may then be converted; and "Market Price" as at any date shall mean the average Per Share Market Value for the five (5) Trading Days immediately preceding such date.

       1.2 Purchase Price. The purchase price for the Shares shall be $20.00 per share.

       1.3       The Closings.

                 (a) The Series G Closings. (i) The initial closing of the purchase and sale of Series G Shares (the "Initial Series G Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or upon the satisfaction of the conditions set forth in Section 4.1. The date of the Initial Series G Closing is hereinafter referred to as the "Initial Series G Closing Date". At the Initial Series G Closing, the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase, 100,000 shares of Series G Preferred (the "Initial Series G Shares"), for an aggregate purchase price of $2,000,000.

                     (ii) At the election of the Company, a second closing of the purchase and sale of Series G Shares (the "Second Series G Closing") shall take place at the offices of Robinson Silverman at such time, which may not be later than the 30th day after the Underlying Shares Registration Statement (hereinafter defined) relating to the Common Stock into which the Initial Series G Shares may be converted has been filed and has been declared effective by the Securities and Exchange Commission (the "SEC" or the "Commission") in accordance with the Registration Rights Agreement, as may be designated by the Company upon not less than ten (10) days notice to the Purchaser given on or after the date such Underlying Shares Registration Statement is declared effective by the Commission; provided that the Second

10306-00006/387702.5
                                       -3-

Series G Closing may take place only upon satisfaction of the conditions set forth in Section 4.1(a) and 4.1(b) and only if the Underlying Shares Registration Statement relating to the Common Stock into which the Initial Series G Shares may be converted has been filed and has been declared effective by the SEC in accordance with the Registration Rights Agreement. The date of the Second Series G Closing is referred to as the "Second Series G Closing Date." At the Second Series G Closing, the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase, such number (but in no event more than 25,000) of Series G Shares as may be designated by the Company in its notice of the Second Series G Closing.

                     (iii) At each Series G Closing, (a) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series G Shares being issued and sold at such closing, registered in the name of the Purchaser and (2) all documents, instruments and writings required to have been delivered at or prior to the Series G Closing by the Company pursuant to this Agreement; and (b) the Purchaser shall deliver to the Company
(1) the purchase price for the number of shares of Series G Preferred being purchased at such closing as determined pursuant to this Article I in United
States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the particular Series G Closing Date and (2) all documents, instruments and writings required to have been delivered at or prior to such Series G Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

                 (b) The Series H Closing. (i) At the election of the Company, the closing of the purchase and sale of the Series H Shares (the "Series H Closing") shall take place at the offices of Robinson Silverman at such time as the Company may designate, provided, however, in no case shall the Series H Closing take place until the conditions set forth in Section 4.2 have been satisfied and (A) earlier than the later of December 1, 1996, or ten days after notice from the Company to the Purchaser of its election to sell to the Purchaser Series H Shares given on or after the date that the Underlying Shares Registration Statements relating to the Initial Series G Shares, and, if there has occurred a Second Series G Closing, the Series G Shares sold

10306-00006/387702.5
                                       -4-
thereat have been declared effective by the Commission, or (B) later than March 31, 1997 (the "Series H Closing Expiration Date"). The date of the Series H Closing is hereinafter referred to as the "Series H Closing Date".

                     (ii)            At the Series H Closing, (a) the
Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, such number (up to 125,000) shares of Series H Preferred as the Company may elect to issue and sell to the Purchaser, (b) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series H Shares, registered in the name of the Purchaser and (2) all documents, instruments and writings required to have been delivered at or prior to the Series H Closing by the Company pursuant to this Agreement and the Registration Rights Agreement and (c) the Purchaser shall deliver to the Company (1) the purchase price for the Series H Shares being purchased as determined pursuant to this Article I in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series H Closing Date and (2) all documents, instruments and writings required to have been delivered at or prior to Series H Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

                 (c) The Series I Closing. (i) At the election of the Company, the closing of the purchase and sale of Series I Shares (the "Series I Closing") shall take place at the offices of Robinson Silverman at such time as the Company may designate, provided, however, in no case shall the Series I Closing take place until the conditions set forth in Section 4.2 have been satisfied and
(A) earlier than the later of April 1, 1997, or ten days after notice from the Company to the Purchaser of its election to sell to the Purchaser Series I Shares given on or after the date that the Underlying Shares Registration Statement covering Shares issued at the last prior Closing hereunder has been declared effective, or (B) later than June 30, 1997 (the "Series I Expiration Date"). The date of the Series I Closing is referred to as the "Series I Closing Date."

                     (ii) At the Series I Closing, (a) the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, such number (up to 125,000) shares of

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                                       -5-

Series I Preferred as the Company may elect to issue and sell to the  Purchaser,
(b) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series I Shares being sold at the Series I Closing, registered in the name of the Purchaser and (2) all documents, instruments and writings required to have been delivered at or prior to the Series I Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, and (c) the Purchaser shall deliver to the Company (1) the purchase price for the Series I Shares being purchased, as determined pursuant to this Article I, in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series I Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series I Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

                 (d) The Series J Closing. (i) At the election of the Company, the closing of the purchase and sale of Series J Shares (the "Series J Closing") shall take place at the offices of Robinson Silverman at such time as the Company may designate, provided, however, in no case shall the Series J Closing take place until the conditions set forth in Section 4.2 have been satisfied and
(A) earlier than the later of July 1, 1997, or ten days after notice from the Company to the Purchaser of its election to sell to the Purchaser Series J Shares given on or after the date that the Underlying Shares Registration Statement covering Shares issued at the last prior Closing hereunder has been declared effective, or (B) later than September 30, 1997 (the "Series J Expiration Date"). The date of the Series J Closing is referred to as the "Series J Closing Date."

                     (ii) At the Series J Closing, (a) the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, such number (up to 125,000) shares of Series J Preferred as the Company may elect to issue and sell to the Purchaser, (b) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series J Shares being sold at the Series J Closing, registered in the name of the Purchaser and (2) all documents, instruments and writings required to have been delivered at or prior to the Series J Closing by the Company pursuant to this Agreement and the

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                                       -6-

Registration Rights Agreement, and (c) the Purchaser shall deliver to the Company (1) the purchase price for the Series J Shares being purchased, as determined pursuant to this Article I, in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series J Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series J Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.



                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

       2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

                 (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of New York, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in the Schedule 2.1(a) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").


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                                       -7-

                 (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, in the form of Exhibit B (the "Registration Rights Agreement") and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Warrants (hereinafter defined) and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                 (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents, except that annual meetings of shareholders have not always been held in accordance with the respective bylaws.

                 (d) Issuance of Shares. The Shares are duly authorized, and when paid for in accordance with the terms hereof

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                                       -8-
shall be validly issued, fully paid and nonassessable. The Company has and at all times while the Shares and the Warrants are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its obligations under this Agreement, the Warrants and the Certificates of Amendment and in no circumstances shall such reserved and available shares of Common Stock be less than twice the number of shares of Common Stock which would be issuable upon conversion of the Shares issued pursuant to the terms hereof were such conversion effectuated on the Original Issue Date for such Shares. When issued in accordance with the terms hereof and the Certificates of Amendment, the shares of Common Stock into which the Shares may be converted (the "Underlying Shares") will be duly authorized, validly issued, fully paid and nonassessable; and when issued upon exercise of the Warrants in accordance with their respective terms, the Common Stock issuable on exercise of the Warrants (the "Warrant Shares") will be duly authorized, validly issued, fully paid and nonassessable.

                 (e) No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture  or  instrument  to which  the  Company  is a  party,  or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations, subject to the accuracy of the Purchaser's representations herein), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and
(iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in

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                                       -9-
violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

                 (f) Consents and Approvals. Except as specifically set forth in
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement or the Registration Rights Agreement, except for (i) the filings of the Certificates of Amendment with respect to the Shares with the Secretary of State of New York, which filings shall be effected prior to the Initial Series G Closing Date, the Series H Closing Date, the Series I Closing Date and Series J Closing Date, as appropriate, (ii) the filing of the registration statements contemplated by the Registration Rights Agreement (the "Underlying Shares Registration Statements") with the SEC, which shall be filed in the time periods set forth in the Registration Rights Agreement, (iii) applications for the listing of the Underlying Shares and the Warrant Shares with the Nasdaq Small Cap Market, and
(iv) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Series G Closings, the Series H Closing, the Series I Closing or the Series J Closing and to deliver to the Purchaser the Shares (and, upon conversion of the Shares, the Underlying Shares) or the Warrants (and, upon exercise of the Warrants, the Warrant Shares) in the manner contemplated hereby and the Registration Rights Agreement free and clear of all liens and

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                                      -10-
encumbrances of any nature whatsoever (together with the consents, waivers, authorizations, orders, notices and filings referred to in Section 2.1(f) and
Schedule 2.1(f), the "Required Approvals").

                 (g) Litigation;  Proceedings. Except as specifically dis closed in the Disclosure Materials (as defined below) or in Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or, to the best knowledge of the Company, investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of this Agreement, the Registration Rights Agreement, the Warrants or the Shares, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement, the Warrants or the Registration Rights Agreement.

                 (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement or the Registration Rights Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement or the Registration Rights Agreement.

                 (i)  Intentionally Omitted.

                 (j) Disclosure Materials. The SEC Documents (hereinafter defined) and the Schedules to this Agreement furnished by or on behalf of the Company (collectively, the "Disclosure Materials") do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                 (k) Private Offering. The offer and sale of the Shares, the Warrants, the Underlying Shares and the Warrant Shares are exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

                 (l) SEC Documents. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period

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                                      -11-
as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis, or has received a valid extension of such time of filing. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q, there has been no event, occurrence or development that has had a Material Adverse Effect which is not specifically disclosed in any of the Disclosure Materials.

                 (m) Seniority. No class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation, dissolution or otherwise. The Shares will be pari passu in all respects as to dividends and liquidation distributions with the Company's outstanding Series B, Series D, Series E and Series F Convertible Preferred Stock.

       2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                 (a) Organization; Authority. The Purchaser is a corporation duly and validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Shares by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser or on its behalf and
constitutes  the  valid  and  legally  binding   obligation  of  the  Purchaser,
enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                 (b) Investment Intent. The Purchaser is acquiring the Shares, the Warrants to be issued to it hereunder, the Underlying Shares and the Warrant Shares issuable upon exercise of such Warrants for its own account

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                                      -12-
for investment purposes only and not with a view to or for distributing or reselling such Shares, Warrants, Warrant Shares or Underlying Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares, Warrants, Warrant Shares or Underlying Shares under an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration.

                 (c) Purchaser Status. At the time the Purchaser was offered the Shares and the Warrants to be issued to it hereunder, it was, and at the date hereof, it is, at each Closing Date and each date of exercise of such Warrants and the Underlying Shares, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                 (d) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, Warrants to be issued to it hereunder, Warrant Shares relating thereto and Underlying Shares and has so evaluated the merits and risks of such investment.

                 (e) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Shares, Warrants to be issued to it hereunder, Warrant Shares relating thereto and Underlying Shares and, at the present time, is able to afford a complete loss of such investment.

                 (f) Prohibited Transactions. The Shares, Warrants to be issued to it hereunder, Warrant Shares relating to such Warrants and Underlying Shares to be purchased by the Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                 (g) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, the Warrants, the Warrant Shares and the Underlying Shares and the merits and risks of investing in such securities;
(ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.


10306-00006/387702.5
                                      -13-

                 (h) Non-Broker-Dealer Status. The Purchaser is not a broker-dealer and is not affiliated or associated with any broker-dealer.

                 (i) Reliance.  The Purchaser  understands and acknowledges that
(i) the Shares and Warrants to be issued to it hereunder are being offered and sold, and the Underlying Shares and the Warrant Shares relating to such Warrants are being offered, to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.


                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

       3.1 Transfer Restrictions. If the Purchaser should decide to dispose of any of the Shares or Warrant to be purchased by it hereunder (and upon conversion or exercise thereof, any Underlying Shares or Warrant Shares), the Purchaser understands and agrees that it may do so only (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act. In connection with any transfer of any Shares, the Warrant, Underlying Shares or Warrant Shares other than pursuant to an effective registration statement, the Company may require that the transferor provide to the Company an opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be, reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Shares, Warrant, Underlying Shares or Warrant Shares under the Securities Act or any State securities laws.

       The Purchaser agrees to the imprinting, so long as appropriate, of the following legend on certificates representing the Shares and the Underlying
Shares:

                 NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER.

       The legend set forth above shall be removed following a resale of Underlying Shares or Warrant Shares, as the case may be, pursuant to an effective registration statement under the Securities Act or sooner if in the opinion of counsel to the Company experienced in the area of United States securities laws such legend is no longer required under applicable

10306-00006/387702.5
                                      -14-
requirements of the Securities Act. The certificates representing the Shares and the Underlying Shares and Warrant Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when, in the opinion of counsel to the Company experienced in the applicable securities laws, such legends are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Purchaser, upon request, with a substitute certificate or certificates, free from such legend at such time as such legend is no longer applicable. The Purchaser agrees that, in connection with any transfer of Shares, Underlying Shares or Warrant Shares by it pursuant to an effective registration statement under the Securities Act, the Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares, Underlying Shares or Warrant Shares.

       3.2 Stop Transfer Instruction. The Purchaser agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in this Agreement.

       3.3 Furnishing of Information. As long as the Purchaser owns Shares or Underlying Shares, the Company will promptly furnish to it all reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act (or if the Company is not at the time required to file reports pursuant to such sections, annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act).

       3.4 Notice of Certain Events. The Company shall (i) advise the Purchaser promptly after obtaining knowledge thereof, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Shares or the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made in the Disclosure Materials untrue or that requires the making of any additions to or changes in the Disclosure Materials in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Shares or the Underlying Shares under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Shares or the Underlying Shares under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

       3.5 Copies and Use of Disclosure Materials. The Company shall furnish the Purchaser, without charge, as many copies of the Disclosure Materials, and any amendments or supplements thereto, as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Materials, and any

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                                      -15-
amendments and supplements thereto, by the Purchaser in connection with resales of the Shares or the Underlying Shares other than pursuant to an effective registration statement.

       3.6 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify the Shares, the Underlying Shares and the Warrant
Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may reasonably request and shall continue such qualification at all times through the third anniversary of the last Closing Date; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or take any action that would subject the Company to general service in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

       3.7 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Shares, the Underlying Shares or the Warrant Shares other than the Disclosure Materials and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Shares, the Underlying Shares or the Warrant Shares by means of any form of general solicitation or advertising.

       3.8 Subsequent Financial Statements. As long as the Purchaser owns Shares or Underlying Shares, the Company shall furnish to the Purchaser, promptly after they are filed with the Commission, a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Materials.

       3.9 Certain Agreements. (a) The Company covenants and agrees that it shall not directly or indirectly, without the prior consent of the Purchaser, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant or any option to purchase or other disposition) of any of its or its Affiliates equity or equity-equivalent securities to a third party (other than in connection with a financing of an acquisition of assets or securities and other than in connection with payment of services rendered to the Company by such third party and other than securities issued upon exercise of any currently outstanding options or warrants or upon conversion of any currently outstanding convertible debt or preferred stock disclosed in Schedule 2.1(c) or shares of Common Stock issuable upon conversion of Shares or upon exercise of the Warrant in accordance herewith and the Warrant issued to Brown Simpson, LLC in connection with the sale of the Shares) at a price which is, on the face thereof or implied therein, less than the market price or fair market value for such securities (a "Subsequent Discounted Financing") for a period of 120 days after the date of this Agreement without first offering the Purchaser the opportunity (which shall remain open for a period of five business days from the date the Purchaser receives notice thereof) to purchase all but not less than all of such additional equity or equity- equivalent securities, unless (A) the Company provides the Purchaser a written notice (the "Subsequent Financing Notice") of its intention to effect such Subsequent Discounted Financing, which Subsequent Financing Notice shall

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                                      -16-
describe in reasonable detail the proposed terms of such Subsequent Discounted Financing and the amount of proceeds intended to be raised thereunder and (B)
(i) the Purchaser shall not have notified the Company within five business days of its receipt of the Subsequent Financing Notice of its willingness to enter into good faith negotiations to provide (or to cause its sole designee to provide) financing to the Company on substantially the terms set forth in the Subsequent Financing Notice or (ii) if the Purchaser notifies the Company of its willingness to provide such financing in accordance with paragraph (B)(i) of this Section, the Purchaser does not provide such financing in a commercial reasonably and expeditious period of time, provided that such failure is not attributable to a failure by the Company to act reasonably and expeditiously with respect to such negotiations. If the Purchaser shall fail to notify the Company of its intention to enter into such negotiations within the time period contemplated by paragraph (B)(i) of this Section or does not provide the funding in accordance with paragraph (B)(ii) of this Section, the Company may effect the Subsequent Discounted Financing substantially upon the terms set forth in the Subsequent Financing Notice (to persons, or their Affiliates, specified in such Subsequent Financing Notice); provided, that the Company shall provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser shall again have the right of first refusal set forth above in this Section 3.9(a), if the Subsequent Discounted Financing subject to the initial Subsequent Financing Notice shall not for any reason have been consummated substantially on the terms set forth in such Subsequent Financing Notice (or with persons different than those specified in such Subsequent Financing Notice unless such different persons are Affiliates of those persons specified) within 60 days after the date of the initial Subsequent Financing Notice and the Company desires to consummate such Subsequent Discounted Financing.

                 (b) The Company covenants and agrees that it shall not directly or indirectly, without the prior consent of the Purchaser, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant or any option to purchase or other disposition) of any of its or its Affiliates equity or equity-equivalent securities to a third party, at a price which is equal to or greater than (both on the face thereof and implied in such transaction), the market price or fair market value for such securities (a "Subsequent Non-Discounted Financing") for a period of 120 days after the date of this Agreement without providing the Purchaser a notice thereof which describes the material terms of such Subsequent Non-Discounted Financing..

                 (c) From the date hereof through the final Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser (provided, that amendments to the Company's certificate of incorporation solely to increase the authorized capitalization of the Company, or subject to the other terms hereof, to effect stock splits or reverse stock splits of the Common Stock, shall not require the consent of the Purchaser); (ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iii) repay, repurchase or offer to repay,

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                                      -17-
repurchase or otherwise acquire shares of its Common Stock; or (iv) enter into any agreement with respect to any of the foregoing.

       3.10 Purchaser Ownership of Common Stock. The Purchaser may not use its ability to convert Shares hereunder or under the terms of the Certificates of Amendment or to exercise its rights under the Warrant, to the extent that such conversion or exercise would result in the Purchaser owning more than 4.9% of the outstanding shares of the Common Stock; provided, however, that this Section
3.10 shall not affect the Company's right under Section 5(b) of each of the Certificates of Amendment to force the Purchaser to convert Shares under the circumstances set forth in such section. The Company shall, promptly upon its receipt of a Holder Conversion Notice tendered by the Purchaser (or its designee) under the Certificate of Amendment, and upon its receipt of a notice of exercise under the terms of the Warrant, notify the Purchaser of the number of shares of Common Stock outstanding on such date and the number of Underlying Shares and Warrant Shares which would be issuable to the Purchaser (or its designee, as the case may be) if the conversion requested in such Conversion Notice or exercise requested in such exercise notice were effected in full, whereupon, notwithstanding anything to the contrary set forth in the Certificates of Amendment or the Warrant, the Purchaser may revoke such conversion or exercise to the extent that it determines that such conversion or exercise would result in the Purchaser owning in excess of 4.9% of such outstanding shares of Common Stock.

       3.11 Listing of Underlying Shares. The Company shall take all steps necessary to cause the Underlying Shares and Warrant Shares to be approved for listing in the Nasdaq Small Cap Market (or other national securities exchange or market on which the Common Stock is listed) no later than the date required thereby, and shall provide to the Purchaser evidence of such listing, and shall maintain the listing of its Common Stock on such exchange.

       3.12 Conversion Procedures. Exhibit C attached hereto sets forth the procedures with respect to the conversion of the Shares, including the forms of conversion notice to be provided upon conversion, instructions as to the procedures for conversion, the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise its right of conversion smoothly and expeditiously.

       3.13 Purchaser's Rights if Trading in Common Stock is Suspended. In the event that at any time within the two-year period after the last Closing Date trading in the shares of the Common Stock is suspended for three or more consecutive days on the principal market or exchange for such shares (other than as a result of the suspension of trading in securities on such market or exchange generally or temporary suspensions pending the release of material information), at Purchaser's option exercisable by written notice to the Company, the Company shall repurchase all Shares and all Underlying Shares then held by such Purchaser, at an aggregate purchase price equal to (A) the product of the Market Price as of the Trading Day immediately preceding the day of such notice multiplied by the number of shares of Common Stock into which the Shares to be purchased are then convertible (or in the case of

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




Underlying Shares, the number of Underlying Shares to be purchased), plus (B) interest on such amount accruing from the 7th day to the 21st day after such notice at the rate of 5% per annum, from the 21st day to the 60th day at 8% per annum, from the 60th day to the 90th day at the rate of 12% per annum and from the 90th day until paid at the rate of 24% per annum.

       3.14 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if any repurchase or redemption of shares otherwise required under this Agreement or the Registration Rights Agreement would be prohibited by the relevant provisions of the New York Business Corporation Law, such repurchase or redemption shall be effected as soon as it is permitted under such law; provided, however, that, interest payable by the Company with respect to any such redemption or repurchase shall continue to accrue in accordance with Section 3.13 during any such period.

       3.15 Repurchase or Redemption Restrictions. Notwithstanding any provision of this Agreement to the contrary, if any repurchase or redemption of shares otherwise required under this Agreement would be prohibited in the absence of consent from any lender of the Company or the Subsidiaries, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after the repurchase or redemption is required. Interest payable by the Company with respect to any such redemption or repurchase shall continue to accrue in accordance with Section
3.13 until such consent is obtained. Nothing contained in this Section 3.15 shall be construed as a waiver by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

       3.16 Piggyback Registration Rights. For each of the Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred, as applicable, which are issued pursuant to this Agreement, during the period commencing the date hereof and ending on the earlier to occur of (i) the two-year anniversary of such applicable Closing and (ii) the date the applicable Underlying Shares Registration Statement required to be filed by the Company is declared effective under the Securities Act by the SEC, the Company may not file any registration statement that provides for the registration of shares of Common Stock to be sold by other shareholders of the Company unless the Company provides the Purchaser with not less than seven (7) Trading Days' notice of its intention to file such registration statement and provides the Purchaser the option to include any or all of the applicable Underlying Shares and Warrant Shares therein. Such registration rights shall not apply to registration statements relating solely to (i) employee benefit plans notwithstanding the inclusion of a resale prospectus for securities received under such employee benefit plan, or
(ii) business combinations unless the registration statement relates to securities to be received by the holders of the Common Stock of the Company. Prior to the Initial Series G Closing Date, the Company shall withdraw its pending registration statement on Form S-3, Registration Statement No. 333-5657.


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




       3.17 Notice of Breaches. Each of the Company and the Purchaser shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to, with respect to a Series G Closing, the Initial or Second Series G Closing Date or, with respect to the Series H Closing, the Series H Closing Date, or, with respect to the Series I Closing, the Series I Closing Date or, with respect to the Series J Closing, the Series J Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein or in the Registration Rights Agreement to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section 3.18 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement. Neither the Company, any Subsidiary nor the Purchaser will take, or agree to commit to take, any action that is intended to make any representation or warranty of the Company or the Purchaser, as the case may be, contained herein or in the Registration Rights Agreement inaccurate in any respect at the Series G Closing Date, Series H Closing Date, Series I Closing Date or Series J Closing Date, as applicable.

       Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby or by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Purchaser a copy of any written statement in support of or relating to such claim or notice.

       3.18 Confidentiality. The Purchaser agrees to keep confidential any acquisition agreement or term sheet relating thereto delivered to it by the Company until such documents shall hereafter become publicly or generally known through no action of Purchaser.


                                   ARTICLE IV

                                   CONDITIONS

       4.1(a) Conditions Precedent to the Obligation of the Company to Sell the Series G Shares. The obligation of the Company to sell the Series G Shares to the Purchaser is subject to the satisfaction or waiver by the Company, at or before the Initial or Second Series G Closing, as the case may be, of each of the following conditions:

                     (i) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Initial Series G Closing Date or the Second Series G Closing Date, as applicable, as though made on and as of such date (except that representations

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                                      -20-
and warranties that are made as of a specific date need be true in all material respects only as of such date);

                     (ii) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Series G Closing;

                     (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, or promulgated by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement; and

                     (iv) Required Approvals. All Required Approvals shall have been obtained other than those relating solely to the Series H Shares, Series I Shares or Series J Shares.

                 (b) Conditions Precedent to the Obligation of the Purchaser to Purchase the Series G Shares. The obligation of the Purchaser hereunder to acquire and pay for the Series G Shares is subject to the satisfaction or waiver by the Purchaser, at or before the Initial or Second Series G Closing, as the case may be, of each of the following conditions:

                     (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Series G Closing Date (or the Second Series G Closing Date, as applicable) as though made on and as of such date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                     (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Series G Closing;

                     (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, or promulgated by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

                     (iv) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q last filed prior to the date of this Agreement, no event which in the judgment of the Purchaser had a Material Adverse Effect shall have occurred which is not disclosed in the Disclosure Materials (for purposes hereof, changes in the market price of the Common Stock after the Initial Series G Closing Date may

10306-00006/387702.5
                                      -21-
be considered in determining whether a material adverse change has occurred, and a market price of $2.00 or less shall be a material adverse change);

                     (v) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers, Inc. (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                     (vi) Listing of Common Stock. The Common Stock shall have at all times between the date hereof and such Series G Closing Date been, and on such Series G Closing Date be, listed for trading on the Nasdaq Small Cap Market or Nasdaq National Market;

                     (vii) Legal Opinions. The Company shall have delivered to the Purchaser the opinion of Certilman Balin Adler & Hyman, LLP, outside counsel to the Company, and the opinion of its inhouse counsel (together with such forementioned outside counsel, the "Company Counsel"), in substantially the forms set forth in Exhibit D(1) and D(2) (the "Legal Opinions");

                     (viii) Required Approvals. All Required Approvals shall have been obtained other than those relating solely to the Series H Shares, the Series I Shares or the Series J Shares;

                     (ix) Shares of Common Stock. On such Closing Date the Company shall have duly reserved for issuance on conversion of Series G Shares sufficient Underlying Shares;

                     (x) Delivery of Stock Certificates. The Company shall have delivered to the Purchaser or its designee the stock certificate(s) representing the Series G Shares to be issued and sold at such closing, registered in the name of the Purchaser, each in form satisfactory to Robinson Silverman;

                     (xi) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement and shall have complied in all material respects with its obligations thereunder;

                     (xii) Warrants. With respect to the Initial Series G Closing, the Company shall have executed and delivered to the Purchaser common stock purchase warrants (the "Warrants"), substantially in the forms attached hereto as Exhibit E(1) and (E)(2), pursuant to which (a) the Purchaser shall have the right, at any time from the Initial Series G Closing Date through the fifth anniversary of such date, to purchase up to

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                                      -22-

225,000 shares of Common Stock at an exercise price of $5.29 per share and (b) Brown Simpson, LLC shall have the right, at any time from the Initial Series G Closing Date through the fifth anniversary of such date, to purchase up to 50,000 shares of Common Stock at an exercise price of $3.53 per share.

                     (xiii) Underlying Shares Registration Statement. With respect to the Second Series G Closing, the Underlying Shares Registration Statement with respect to the Underlying Shares issuable on conversion of the Initial Series G Shares and with respect to the Warrant Shares shall have been filed with and declared effective by the SEC, and there shall be outstanding no stop order suspending such effectiveness issued, pending or threatened to be issued (it being agreed that the number of Underlying Shares to be initially registered shall be determined in accordance with the provisions of the Registration Rights Agreement);

                     (xiv) Certificate of Amendment. With respect to the Initial Series G Closing, the Series G Amendment shall have been duly filed by the Secretary of State of New York, and the Company shall have delivered a copy thereof to the Purchaser certified by the Secretary of State of New York; and

                     (xv) Company Certificates. The Purchaser shall have received a certificate, dated the appropriate Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (A) that attached thereto is a true, correct and complete copy of (I) the Company's Certificate of Incorporation, as amended to the date thereof, (B) the Company's By-Laws, as amended to the date thereof, and (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the Warrant and the Registration Rights Agreement and the issuance and sale of the Series G Shares, the Warrant and the Underlying Shares and the Warrant Shares, and (ii) the incumbency of the officers executing this Agreement, the Registration Rights Agreement and the Warrant.

       4.2(a) Conditions Precedent to the Obligation of the Company to Sell the Series H Shares, the Series I Shares or the Series J Shares. The obligation of the Company to sell the Series H Shares, the Series I Shares or the Series J Shares to the Purchaser is subject to the satisfaction or waiver by the Company, at or before the Series H Closing, the Series I Closing or the Series J Closing, as applicable, of each of the following conditions:

                     (i) Series G Closing. The Initial Series G Closing shall have occurred.

                     (ii) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Series H Closing Date, the Series I Closing Date and the Series J Closing Date, as applicable, as though made on and as of such date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                     (iii) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Series H Closing, the Series I Closing Date and the Series J Closing Date, as applicable;

                     (iv) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, or promulgated by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement relating to the issuance or conversion of the Series H Shares, the Series I Shares or the Series J Shares, as applicable; and

                     (v) Required Approvals. All Required Approvals shall have been obtained.


10306-00006/387702.5
                                      -23-

                 (b) Conditions Precedent to the Obligation of the Purchaser to Purchase the Series H Shares, the Series I Shares or the Series J Shares. The obligation of the Purchaser hereunder to acquire and pay for the Series H Shares, the Series I Shares and the Series J Shares is subject to the satisfaction or waiver by the Purchaser, at or before the Series H Closing, the Series I Closing and the Series J Closing, as applicable, of each of the following conditions:

                     (i) Series G Closing. The Initial Series G Closing shall have occurred.

                     (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Series H Closing Date, the Series I Closing Date and the Series J Closing Date, as applicable, as though made on and as of such date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

                     (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Series H Closing, the Series I Closing or the Series J Closing, as applicable;

                     (iv) Underlying Shares Registration Statements. With respect to the Series H Closing, the Underlying Shares Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series G Shares and with respect to the Warrant Shares shall have been declared effective under the Securities Act by the SEC; with respect to the Series I Closing, the Underlying Shares Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series H Shares shall have been declared effective under the Securities Act by the SEC; and with respect to the Series J Closing, the Underlying Shares Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series I Shares shall have been declared effective by the SEC; and in each such case such Underlying Registration Statement shall remain effective and shall not be subject to any stop order and no stop order shall be pending or threatened (it being agreed that the number of Underlying Shares to be initially registered shall be determined in accordance with the provisions of the Registration Rights Agreement); and

                     (v) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, or promulgated by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement relating to the issuance or conversion of any of the Shares;

                     (vi) Adverse Changes. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q last filed prior to the date of this Agreement, no event which in the judgment of the Purchaser had a Material Adverse Effect shall have occurred which is not disclosed in the SEC Documents (for purposes hereof, changes in the market price of the Common Stock after the Initial Series G Closing Date may be considered in determining whether a material adverse change has occurred, and a market price of $2.00 per share or less shall be deemed to be material adverse change);

                     (vii) Trading Volume. For the period from the date hereof through the applicable Closing Date, the average 30-day trading volume of the Common Stock shall have been 50,000 or higher;

                     (viii) Litigation. No material litigation shall have been instituted or threatened against the Company;


10306-00006/387702.5
                                      -24-

                     (ix) Management. Peter Izzo, Jr. and Kenneth G. Baritz shall at all times remain substantially in their current function substantially under their current managerial positions in the Company without a material diminution of managerial responsibilities and without a material diminution, as measured from the date hereof, in their respective current Common Stock ownership positions.

                     (x) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers, Inc. (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

                     (xi) Listing of Common Stock. The Common Stock shall have been at all times between the Series G Closing Date and the Series H Closing Date, the Series I Closing Date and the Series J Closing Date, as applicable, and on the applicable Closing Date be, listed for trading on the Nasdaq Small Cap Market or Nasdaq National Market;

                     (xii) Legal Opinions. The Company shall have delivered to the Purchaser the opinions of Company Counsel in form and substance reasonably satisfactory to the Purchaser, dated the applicable Closing Date;

                     (xiii) Required Approvals. All Required Approvals shall have been obtained;

                     (xiv) Shares of Common Stock. On each of the Series H Closing Date, the Series I Closing Date and the Series J Closing Date, as applicable, the Company shall have reserved for issuance to the Purchaser sufficient Underlying Shares for issuance on conversion of the Series H Shares issued, sufficient Underlying Shares for issuance on conversion of the Series I Shares issued, and sufficient Underlying Shares for issuance on conversion of the Series J Shares issued; and

                     (xv) Delivery of Stock Certificates. The Company shall have delivered to the Purchaser or its designee the stock certificate(s) representing the Shares, being purchased at such Closing, registered in the name of the Purchaser, each in form satisfactory to Robinson Silverman.


                                    ARTICLE V

                                   TERMINATION

                 5.1 Termination by Mutual Consent. (a) This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares at any time prior to the Initial Series G Closing by the mutual consent of the Company and the Purchaser.

                     (b) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series H Shares at any time prior to the Series H Closing by the mutual written consent of the Company and the Purchaser.

                     (c) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series I Shares at any time prior to the Series I Closing by the mutual written consent of the Company and the Purchaser.

                     (d) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series J Shares at any time prior to the Series J Closing by the mutual written consent of the Company and the Purchaser.

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                                      -25-

                 5.2 Termination by the Company. (a) This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares prior to the Second Series G Closing by the Company, by giving notice of such termination to the Purchaser.

                 (b) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series H Shares prior to the Series H Closing by the Company, by giving notice of such termination to the Purchaser.

                 (c) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series I Shares prior to the Series I Closing by the Company, by giving notice of such termination to the Purchaser.

                 (d) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series J Shares prior to the Series J Closing by the Company, by giving notice of such termination to the Purchaser.

                 5.3 Termination by the Purchaser. (a) This Agreement may be terminated prior to the Second Series G Closing with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares by the Purchaser, by giving notice of such termination to the Company, if:

                     (i) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

                     (ii) there has occurred an event since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q last filed prior to the date of this Agreement which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in the Disclosure Materials;

                     (iii) trading in the Company's Common Stock has been suspended by the SEC or the Nasdaq (except for any suspension of trading of limited duration soley to permit dissemination of material information regarding the Company); or

                     (iv) the Company's Common Stock shall have failed to be listed for trading on the Nasdaq Small Cap Market and the Purchaser shall have exercised its termination right herein provided within 10 business days of obtaining knowledge of such delisting.

                 (b) This Agreement may be terminated by the Purchaser prior to the Series H Closing with respect to the transactions contemplated herein relating solely to the Series H Shares, or prior to the Series I Closing with respect to the transactions contemplated herein relating solely to the Series I Shares, or prior to the Series J Closing with respect to the transactions contemplated herein relating solely to the Series J Shares, by giving notice of such termination to the Company, if:

                     (i) after the Initial Series G Closing Date, the Company has breached any representation, warranty, covenant or agreement contained in this Agreement or in the Registration Rights Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

                     (ii) there has occurred an event since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q last filed prior to the date of this Agreement which in

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




       the Purchaser's judgment has had a Material Adverse Effect and which is not disclosed in the Disclosure Materials;

                     (iii)  trading  in the  Company's  Common  Stock  has  been suspended by the SEC or the Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company;

                     (iv) the Company's Common Stock shall have failed to be listed for trading on the Nasdaq Small Cap Market or Nasdaq National Market at any time after the Initial Series G Closing Date, and the Purchaser shall have exercised its termination right herein provided within 10 Trading Days of obtaining knowledge of such delisting.

                     (v) the Underlying Shares Registration Statement with respect to the Underlying Shares into which the Initial Series G Shares may be converted and with respect to the Warrant Shares is not declared effective under the Securities Act by the SEC prior to the 90th day after the Initial Series G Closing Date; or the Underlying Shares Registration Statement with respect to the Underlying Shares into which the Series G Shares issued at the Second Series G Closing may be converted has not been declared effective under the Securities Act by the SEC prior to the 90th day after the Second Series G Closing Date; or the Underlying Shares Registration Statement with respect to the Underlying Shares into which the Series H Shares may be converted has not been declared effective under the Securities Act by the SEC prior to the 90th day after the Series H Closing Date; or the Underlying Shares Registration Statement with respect to the Underlying Shares into which the Series I Shares may be converted has not been declared effective under the Securities Act by the SEC prior to the 90th day after the Series I Closing Date (it being agreed that, in each case, the initial number of Underlying Shares to be registered shall be as determined in the Registration Rights Agreement).


                                   ARTICLE VI

                                  MISCELLANEOUS

                 6.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except as set forth in the Registration Rights Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for the Purchaser's own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

                 6.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                 6.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

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                                      -27-

     If to the Company:             AMNEX, INC.
                                    101 Park Avenue
                                    New York, NY  10178
                                    Attn:  Kenneth G. Baritz
                                    Fax:  (212) 867-0092

     With copies to:                Fred S. Skolnik, Esq.
                                    Certilman Balin Adler & Hyman, LLP
                                    90 Merrick Avenue
                                    East Meadow, NY  11554
                                    Fax:  (516) 296-7111

     If to the Purchaser:           Southbrook International
                                    Investments, Ltd.
                                    c/o Trippoak Advisors, Inc.
                                    630 Fifth Avenue, Suite 2000
                                    New York, NY  10111
                                    Attn:  Robert L. Miller
                                    Fax:  (212) 332-3256

     With copies to                 Brown Simpson, LLC
                                    Carnegie Hall Tower
                                    152 West 57th Street, 40th Floor
                                    New York, NY  10019
                                    Attn:  James Simpson
                                    Fax:  (212) 243-1329

                                     - and -

                                    Robinson Silverman Pearce
                                      Aronsohn & Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY 10104
                                    Attn: Kenneth L. Henderson, Esq.
                                          and Eric L. Cohen, Esq.
                                    Fax:  (212) 541-1357


or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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                                      -28-

                  6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

                  6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  6.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                  6.9  Survival.  The  agreements  and  covenants  contained  in
Article III and this Article VI shall survive the delivery and conversion of the Shares pursuant to this Agreement. The representations and warranties of the Company and the Purchaser contained in Article II shall survive until a date that is one year after the Closing.

                  6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  6.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

                  6.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  6.13 Delivery of W-8. The Purchaser shall deliver to the Company a completed and executed Form W-8.


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                                      -29-

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                               Company:

                               AMNEX, INC.



                               By:__________________________________________
                                  Name:_____________________________________
                                  Title:____________________________________


                               Purchaser:

                               SOUTHBROOK INTERNATIONAL
                                INVESTMENTS, LTD.



                               By:__________________________________________
                                  Name:_____________________________________
                                  Title:____________________________________


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                                      -30-